Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO

ASSET PURCHASE AGREEMENT

THIS AMENDMENT NO 1, dated April 25, 2024 (this “Amendment”) is made to the Asset Purchase Agreement dated April 2, 2024 (the “Purchase Agreement”) by and among (i) Lumine Group US Holdco Inc. (the “Buyer”), and (ii) Casa Systems, Inc., and certain of its subsidiaries who are signatories to this Amendment, (collectively, the “Seller”). The Buyer and the Seller are hereinafter sometimes individually referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Parties have agreed to amend the Purchase Price to be paid by the Buyer to the Seller; and

NOW, THERFORE, in consideration of the mutual covenants and agreements of each of the Parties set forth in the Purchase Agreement and in this Amendment; the Parties do hereby amend the Purchase Agreement as follows:

1. Unless otherwise separately defined in this Amendment, all capitalized terms, when used herein shall have the same meaning as they are defined in the Purchase Agreement.

2. The definition of Base Amount is hereby amended from $15,000,000 to $32,250,000.

3. Section 2.8(a)(iii) of the Purchase Agreement has been struck from the Purchase Agreement and is no longer applicable when calculating the Purchase Price. For the avoidance of doubt, Section 2.8(a) of the Purchase Agreement as amended, states:

At the Closing, upon the terms and subject to the conditions set forth herein, in full consideration for the sale, transfer, conveyance, assignment and delivery of the Transferred Assets to Purchase, Purchaser shall pay to the Casa Seller an aggregate purchase price equal to (i) the Base Amount, minus (ii) the Deposit Escrow Amount and the Deposit Escrow Amount shall be released to the Casa Seller by the Escrow Agent pursuant to Section 2.8(c) (the “Purchase Price”), by irrevocable wire transfer of immediately available funds in accordance with payment instructions delivered by the Casa Seller to Purchaser prior to the Closing.

4. Except as amended by this Amendment, all of the other terms and conditions of the Purchase Agreement shall remain in full force and effect, are hereby duly ratified and approved by each of the Parties and are incorporated herein by this reference.

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IN WITNESS WHEREOF, each of the Parties has duly executed and delivered this Amendment as of April 25, 2024.

PURCHASER:

LUMINE GROUP US HOLDCO INC.

By:	/s/ David Nyland
Name:	David Nyland
Title:	President

CASA SELLER:

CASA SYSTEMS, INC.

By:	/s/ Edward Durkin
Name:	Edward Durkin
Title:	Chief Financial Officer

CASA IRELAND:

CASA COMMUNICATIONS LIMITED

By:	/s/ Edward Durkin
Name:	Edward Durkin
Title:	Director

CASA CHINA:

GUANGZHOU CASA COMMUNICATIONS LTD

By:	/s/ Sophie Rongke Xie
Name:	Sophie (Rongke) Xie
Title:	Executive Director, Legal Representative

CASA HONG KONG:

CASA TECHNOLOGIES LIMITED

By:	/s/ Edward Durkin
Name:	Edward Durkin
Title:	Authorized Signatory

CASA CANADA:

CASA SYSTEMS CANADA LTD.

By:	/s/ Edward Durkin
Name:	Edward Durkin
Title:	President

CASA NETHERLANDS:

CASA SYSTEMS B.V.

By:	/s/ Edward Durkin
Name:	Edward Durkin
Title:	Authorized Signatory

CASA SPAIN:

CASA COMMUNICATIONS TECHNOLOGY S.L.

By:	/s/ Timothy Rodenberger
Name:	Timothy Rodenberger
Title:	Authorized Signatory